UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2005

SUNBURST ACQUISITIONS IV, INC.

 (Exact name of registrant as specified in its charter)

Colorado	0-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

609 Granville Street, Suite 880 Vancouver, BC Canada	V7Y 1G5
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (604) 684-1755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry Into a Material Definitive Agreement

On December 8, 2005, the Company and its wholly owned subsidiary, Sunburst de Mexico, S.A. de C.V. (“Sunburst Mexico), entered into an agreement (the “New Agreement”) with Minera Rio Tinto, S. A. De C. V. (“MRT”), a company duly incorporated and validly existing pursuant to the laws of the United Mexican States.  A copy of the New Agreement is attached to this report as Exhibit 10.11.

The following are the material terms of the New Agreement:

1.

The Operator’s Agreement, signed on August 18, 2005, which was filed as Exhibit 10.7 to the Company’s report on Form 8-K, dated August 22, 2005, was cancelled.  In the Operator’s Agreement, Sunburst Mexico had engaged MRT as the Operator of the Cieneguita property and gave MRT the sole and exclusive right and authority to manage the property.

2.

The Share Option Agreement, signed on August 18, 2005, which was filed as Exhibit 10.4 to the Company’s report on Form 8-K, dated August 22, 2005, was replaced by the New Agreement.  In the New Agreement, the Company granted MRT the option to buy all of the outstanding shares of Sunburst Mexico for $100 if the Company fails to transfer $1.5 million to Sunburst Mexico by April 30, 2006.  Of the $1.5 million to be transferred,  $60,000 must be transferred to Sunburst Mexico by December 10, 2005 and $40,000 must be transferred to Sunburst Mexico by January 15, 2006, leaving a balance of $1.4 million due by April 30, 2006.

3.

The Agreements which were filed as Exhibits 10.5, 10.6, 10.8, 10.9, and 10.10 to the Company’s report on Form 8-K, dated August 22, 2005, were modified to change the net smelter rate to a maximum of 2.5% for all properties covered by the Agreements.

4.

Sunburst Mexico exercised its option under Section 2.1(b)(8) of Exhibit 10.6 (Sale And Purchase Of Mining Concessions Agreement) to obtain two mining concessions in the Encino Gordo region.

5.

The Company agreed to issue two million (2,000,000) shares of the Company to MRT within four months of the date of the signing of the New Agreement.  The Company shall issue these shares after an anticipated reverse stock split.  This issuance will fulfill the Company’s payment obligations under the agreements which were filed as Exhibits 10.5, 10.6, 10.8, 10.9, and 10.10 to the Company’s report on Form 8-K, dated August 22, 2005.

6.

The Company agreed to issue one million (1,000,000) additional shares of the Company’s common stock to MRT when the Cieneguita Property, as defined in Exhibit 10.8 to the Company’s report on Form 8-k dated August 22, 2005, reaches 85% of production capacity.  The Company shall issue these shares after an anticipated reverse stock split.

ITEM 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In order to prevent MRT from exercising its option to purchase all of Sunburst Mexico’s shares, as described above, the Company must loan a total of $1.5 million to Sunburst Mexico, which shall be expended as exploration or development expenditures in all of the properties subject to the above-referenced agreements.  Of this, $60,000 must be loaned before December 10, 2005, $40,000 must be loaned before January 15, 2006, and $1.4 million must be loaned on or before April 30, 2006.  This obligation replaces the obligation that the Company had under the Share Option Agreement, signed on August 18, 2005, which was filed as Exhibit 10.4 to the Company’s report on Form 8-K, dated August 22, 2005, to provide a similar amount of funding to Sunburst Mexico at an earlier date.

On December 14, 2005, the Company issued promissory notes (the “Notes”) to investors for a total of $445,000. The proceeds of the Notes were used to pay off obligations created under the Repayment Agreement, dated July 15, 2005, by and among Sunburst IV, Inc., Bristol Investment Fund, Ltd., Alpha Capital AG and Stonestreet LP, which was filed as Exhibit 10.2 to the Company’s report on Form 8-K, dated July 15, 2005, and is incorporated herein by reference.  The following chart lists the Holders of the notes, the terms for each note, and the dated when the note was issued:

Holder	Principal Amount	Duration	Interest Rate	Additional Terms

Liberty Management	$190,000	12 months	7%	$50,000 to be paid on or before 12/31/2005

Saintsbury Management	$110,000	16 months	7%	$50,000 to be paid on or before 12/31/2005

Paul Purewal	$50,000	16 months	7%	$50,000 to be paid on or before 12/31/2005

Dream On Enterprises	$85,300	16 months	7%

Brian Sodi	$10,000	16 months	7%

TOTAL	$445,000

The form of note used for each investor is attached hereto as Exhibit 10.12.  The table above provides the terms for the elements in bold type in Exhibit 10.12.  The elements in bold type change for each investor, but all other terms remain the same for all promissory notes discussed in this report.

ITEM 9.01

Financial Statements and Exhibits

Exhibits

(c)

The following exhibits are filed as part of this Current Report on Form 8-K:

10.4

SHARE OPTION AGREEMENT among Minera Rio Tinto, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Pascual Orozco No. 2117 – A Chihuahua, State of Chihuahua, Mexico 31310 and Sunburst Acquisitions IV, Inc., a corporation duly incorporated and validly existing pursuant to the laws of the State of Colorado, USA and having an office at Suite 206, 595 Howe St., Vancouver, B.C. Canada V6C 2T5 (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.5

AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of the 18th day of August, 2005 among COMPAÑÍA MINERA DE NAMIQUIPA, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and MARIO HUMBERTO AYUB TOUCHE having a domicile at San Antonio No. 2036 Chihuahua, Chihuahua and SUNBURST MINING DE MÉXICO, S. A. DE C. V., a company duly incorporated and validly existing pursuant to the laws of the United Mexican States  (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.6

AGREEMENT made and entered at the City of Chihuahua, State of Chihuahua on this the 18th day of August of the year 2005, among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and SUNBURST MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States  (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.7

OPERATOR’S AGREEMENT dated effective as of the 18th day of August, 2005, among Minera Rio Tinto, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Pascual Orozco No. 2117 – A Chihuahua, State of Chihuahua, Mexico 31310, and Sunburst de Mexico, S.A. de C.V. a corporation duly incorporated and validly existing pursuant to the laws of the United Mexican States and having an office at Suite 5, Avenida del Mar No.1022 Zona Costera, Mazatlan, State of Sinaloa, Mexico  (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.8

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005 among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and CORPORATIVO MINERO, S.A. DE C.V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and SUNBURST MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.9

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005, among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and RAFAEL FERNANDO ASTORGA HERNÁNDEZ, having a domicile at Calle República de Uruguay No. 706 of the City of Chihuahua, Chih, and SUNBURST MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.10

ASSIGNMENT OF CONTRACT AGREEMENT made and entered in the City of Chihuahua, State of Chihuahua as of this the 18th day of August, 2005 among MINERA RIO TINTO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, having an office at Av. Pascual Orozco Number 2117- Altos, La Cima, C. P. 31310, Chihuahua, Chihuahua, and MINERA RACHASA, S.A. DE C.V., a company duly incorporated and validly existing pursuant to the laws of the United Mexican States, and having an office atNiños Héroes No. 410 Colonia Centro, Chihuahua, Chihuahua (RFC BMM-900120-8B6), and SUNBURST  MINING DE MÉXICO, S. A. DE C. V. a company duly incorporated and validly existing pursuant to the laws of the United Mexican States (herein incorporated by reference from the Company’s report on Form 8-K for report date August 22, 2005 and filed with the Securities and Exchange Commission on August 25, 2005).

10.11

AGREEMENT entered into on December 8, 2005 among the Company, Sunburst Mexico, and MRT.

10.12

PROMISSORY NOTE template used to create promissory notes for investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SUNBURST ACQUISITIONS IV, INC.

By: /S/ Robert Knight

Robert Knight, President and Director

 December 14, 2005